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                          ALLMERICA INVESTMENT TRUST
            (SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL
                        INFORMATION DATED MAY 1, 1998)


Effective April 1, 1999, J.P. Morgan Investment Management Inc. ("J.P. Morgan") will replace John A. Levin & Co., Inc. ("JAL") as Sub-Adviser of the Select Growth and Income Fund (the "Fund") of Allmerica Investment Trust (the "Trust"). J.P. Morgan, located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned asset management subsidiary of J.P. Morgan & Co. Incorporated, and serves as an investment adviser for employee benefit plans and other institutional assets, as well as mutual funds and variable annuities. With its affiliates, J.P. Morgan currently has over $300 billion in assets under management. Bernard
A. Kroll, Timothy J. Devlin and James C. Wiess, all Vice Presidents of J.P. Morgan and portfolio managers in its Structured Equity Group, will head the Fund's portfolio management team. Prior to joining J.P. Morgan in August, 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co., founded his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co. Mr. Devlin has been at J.P. Morgan since July of 1996 and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Mr. Wiess has been at J.P. Morgan since 1992.

At a meeting on February 16, 1999, the Board of Trustees of the Trust approved a Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between Allmerica Financial Investment Management Services, Inc., the investment manager of the Trust (the "Manager"), and J.P. Morgan. Under the New Sub-Adviser Agreement, the Manager will pay J.P. Morgan a fee computed daily and paid quarterly at an annual rate of the average daily net assets of the Fund as set forth below:

          Net Assets                       Fee
          ----------                       ---

          First $500 Million.............  0.30%
          Next $500 Million..............  0.25%
          Over $1 Billion................  0.20%

Under the current Sub-Adviser Agreement with JAL (the "Current Sub-Adviser Agreement"), the Manager pays JAL a fee computed daily and paid quarterly at an annual rate of the average daily net assets of the Fund as set forth below:

          Net Assets                       Fee
          ----------                       ---

          First $100 Million.............. 0.40%
          Next $200 Million............... 0.25%
          Over $300 Million............... 0.30%

The other terms of the New Sub-Adviser Agreement are substantially the same as those of the Current Sub-Adviser Agreement. Since the Manager is responsible for the payment of all sub-adviser fees, any reduction in sub-adviser fees benefits the Manager
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directly but has no impact on the operating expenses of the Fund. There is no change in the investment management fee paid by the Fund to the Manager.

Also effective April 1, 1999, Investors Bank & Trust Company, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, will replace Bankers Trust Company and First Data Investor Services Group, Inc., respectively, as the Trust's custodian and fund accountant/administrative service provider.

                    _______________________________________


The following information is added to the Prospectus before the Appendix:

                                   Year 2000

Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Manager, Sub-Advisers, the Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant systems of its service providers or of other third parties which interact with such service providers. The Year 2000 problem could also have an adverse effect on issuers whose securities are owned by the Funds, potentially decreasing the value of such securities.


____________________________________
The conversion of certain European currencies to the "euro" may present additional risks to those Funds exposed to such currencies.

                    _______________________________________

The section of the Prospectus entitled "Fund Manager Information" is amended to remove the names and information relating to Eileen M. Fitzsimons under the Select Value Opportunity Fund and Darrel J. Hershey under the Select Strategic Growth Fund.


Dated:  February 26, 1999


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